Harbor Target Retirement Funds

Supplement to Prospectus dated March 1, 2017
Effective September 25, 2017, David G. Van Hooser, a member of the Investment Advisory Committee (the “Committee”) for the Target Retirement Funds has retired from his roles as Chief Executive Officer of Harbor Capital Advisors, Inc. and as a member of the Committee. Brian L. Collins, Paul C. Herbert, and Linda M. Molenda continue to serve as the members of the Committee.
September 28, 2017
Investors Should Retain This Supplement For Future Reference
S0928.P.TR